UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2012

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2012

SEMIANNUAL REPORT

for the six months ended June 30, 2012

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2012		Year ended December 31, 2011
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$524,173,666	$54.30	$577,534,615	$60.47
Net gain on investments, realized and unrealized	$15,559,989	$1.80	$(24,569,211)	$(2.84)
Net investment income	1,364,653	0.16	1,900,091	0.22
Dividends to Preferred shareholders	(2,349,920)	(0.27)	(4,726,109)	(0.55)
Distributions to Common shareholders	(12,117,336)	(1.40)	(25,965,720)	(3.00)
Redemption of Preferred Stock	(54,153,330)	—	—	—
Net changes during period	$(51,695,944)	$0.29	$(53,360,949)	$(6.17)
End of period	$472,477,722	$54.59	$524,173,666	$54.30

	June 30, 2012	December 31, 2011	December 31, 2010
Common market price per share	$49.11	$46.98	$53.20
Common net asset value	$54.59	$54.30	$60.47
Common market discount from net asset value	10.0%	13.5%	12.0%

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common stock is listed and traded on the New York Stock Exchange and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income (dividends and interest, less expenses). The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Investment Portfolio Returns

Total net assets of Source Capital amounted to $472,477,722 at June 30, 2012, or $54.59 of net asset value per Common share. This compared with Common equity of $470,020,336 and net asset value per Common share of $54.30 at year end. As a result, Source Capital recorded a positive total investment return during the six months ended June 30, 2012, of 3.0% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.70 per share was paid on June 15, 2012, to shareholders of record on May 25, 2012.

Redemption of Preferred Stock

On May 30, 2012, the Board of Directors of Source Capital, Inc. announced the full redemption of all issued and outstanding shares of its $2.40 Preferred Stock, $3 par value on June 29, 2012. The Preferred Stock was redeemed, pursuant to its terms, at its stated call price of $27.50 per share plus accrued and unpaid dividends to the redemption date. At the time of the announcement there were 1,969,212 shares of Preferred Stock issued and outstanding.

In the early 1970s the equity of Source Capital (originally SMC Investment Corp.) was split into two new classes of stock, with each shareholder receiving a pro rata portion of new Common shares and new Preferred shares. Under the terms set during the split, the Preferred shareholders received annual dividends of $2.40 per share. Based on the fixed net asset value of $27.50 for each Preferred share, this dividend rate resulted in a yield of 8.7%. At that time and for many years, higher interest rates allowed fixed income investments in the Source portfolio to generate more than enough income to fund the Preferred dividend, with the excess returns accruing to the benefit of the Common shareholders. Unfortunately, the current low interest rate environment, combined with the Fed's stated intention to keep rates low through 2014, has minimized, in our minds, the potential for excess returns that might prove accretive to the Common shareholder. Moreover, we believe that there is greater risk that the Common shareholders might be impaired should the high-yielding Preferred remain outstanding.

After having successfully met the needs of both the Common and Preferred shareholders for almost 40 years, we understand that this action may have come unexpectedly to some of our Preferred shareholders. And, because the Preferred stock was trading in the market at a premium to its $27.50 net asset value, those shareholders who had recently purchased the stock suffered a capital loss. However, in our opinion, the currently foreseeable market environment did not offer the right balance of risk and reward for the Company to continue to maintain the Preferred stock.

The regular quarterly dividend on the Preferred shares of $0.60 per share was paid on June 15, 2012, to shareholders of record on May 25, 2012. In addition, accrued dividends of $0.09333 per share were paid on the Preferred shares on the redemption date of June 29, 2012.

Commentary

"Rubbernecking"

Humans, with our ever-shortening attention spans, get easily distracted. Financial markets are no different. Ignoring major issues confronting the U.S., markets have been focusing instead on the troubles in the Eurozone. While those events deserve close attention, we also strive to assure that the portfolio is well positioned for future challenges confronting the U.S., now and in the future.

As we discussed in our last letter, Europe faces seemingly intractable problems.1 While it is debatable whether the long-term financial outlook for the U.S. is better than Europe's, fortunately we do not face the short-term danger of a collapse in our political union. That risk explains why markets are fixated on events across the Atlantic.

While attention is focused elsewhere, the financial backdrop in the U.S. continues to worsen. At the end of June, the federal government had $15.8 trillion of total debt outstanding.2 Representing 102% of GDP, the debt has reached a level that in the past has produced a noticeable drag on economic growth.3 Compounding the problem, annual deficits are expected to add another $11 trillion to the total over the next decade.4 Unfortunately, that is only the tip of the iceberg. Hidden out of

1  http://fpafunds.com/docs/2012-annual-and-semi-annual-reports/sci-first-qtr-report-3-31-12.pdf?sfvrsn=2

2  http://www.treasurydirect.gov/govt/reports/pd/pd_debtposactrpt_0612.pdf

3  U.S. Department of Commerce, Bureau of Economic Analysis. March 2012

4  CBO, The Budget and Economic Outlook: Fiscal Years 2012 to 2022. January 2012: 39
http://www.cbo.gov/sites/default/files/cbofiles/attachments/01-31-2012_Outlook.pdf sight is the $70 trillion present value (cost today) of the future liabilities of Medicare, Medicaid and Social Security.5 Collective obligations of that size dwarf the ability to meet them without drastic government actions.

Neither escalating government debt nor entitlement liabilities are new issues. But instead of taking constructive action, Washington has, over the past decade, chosen a path of willful neglect. We wrote in September 2010 that due to lack of political will "we expect continued disappointment [from Washington] until markets force the issue." During the intervening two years, no meaningful action occurred, but our "leaders" received a free pass. Europe's problems created a flight to safety in global debt markets which helped drive U.S. government borrowing costs to historic lows. Such a reprieve has only delayed the point when politicians make necessary changes voluntarily or are forced by the markets to do so.

Portfolio

When we think about preparing the portfolio for the challenges facing the U.S., we take two approaches. First, we carefully assess whether in addition to selling at attractive valuations our portfolio companies meet several criteria. These businesses need to generate attractive returns on capital, possess limited financial leverage and have managements that effectively allocate capital. We believe these company characteristics should provide insurance against turbulence resulting from future fiscal and entitlement changes. Our second approach is the opposite of the first, as it requires us to avoid other criteria. Government exposure is a good example. While never excited in the past about businesses with large amounts of government sales, we are even less enthusiastic today. The combination of politics and the deteriorating financial position make the government an unattractive customer from our perspective. One of our portfolio companies, Lincare, relies on government funding for most of its business. We have been carefully monitoring this exposure, with an eye toward exiting the position, but felt recent market prices undervalued the company. As we discuss in more detail later in the letter, a recent buyout offer should allow us to sell Lincare in the third quarter on attractive terms. In the future we will strive to maintain reduced exposure to government funding.

Performance

For the second quarter Source was down almost 9%. This follows a first quarter gain of almost 13%. As a result, the Company was up a total of 3% for the first half of the year.

In contrast, most market indexes were up 8-9% for the half year, with the benchmark Russell 2500 up 8%. We see two major explanations for the short-term performance. First, low-quality companies appear to have outperformed high-quality companies. Within the Russell 2500, the ten percent of the index with the lowest return on equity (ROE) advanced 27% for the half, while the ten percent with the highest ROE were up 17%. For comparison, Source had an ROE of 20% compared to 12% for the Russell 2500. Over time the higher quality in the Source portfolio has been recognized by the market. Second, positions in energy, technology and industrials were Source's worst performers, particularly in the second quarter. Weighing on all three groups were concerns about the slowing rate of global economic growth.

Individual stock performance in the second quarter for the portfolio was led by companies providing services and consumables, with Lincare (+31%) and L'Occitane (+16%) being standouts. The worst performers in the quarter generally have some economic sensitivity, including CarMax (down 25%), Manpower (down 23%), FMC Technologies (down 22%), as well as technology, and truck manufacturing (each down 10-20%). It is important to note that nothing has changed our fundamental assessment of any of these businesses. We believe all possess attractive future return potential.

For the year-to-date period (first half), leading performers were found in healthcare (Lincare +32%, bioMerieux +15%, Life Technologies +16%) and in foreign-domiciled companies (L'Occitane +37%, Halma +28%, and again bioMerieux +15%). On the worst side for the half year were mostly companies selling business services and supplies including ScanSource, down 15%, Microchip, down 10%, and Clarcor, Zebra, Maxim, and Copart, all down 1-5%.

The table below shows performance for both Source and the benchmark Russell 2500 for periods ranging from the most recent quarters to the past 15 years.

	Periods Ended June 30, 2012
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*	Fifteen Years*
Source	(8.7)%	3.0%	15.3%	0.5%	7.7%	9.6%
Russell 2500	(4.1)	8.3	19.1	1.2	8.0	7.6
S&P 500	(2.8)	9.5	16.4	0.2	5.3	4.8
Nasdaq	(4.8)	13.3	18.1	3.4	8.0	5.5

*  Annualized returns

Company Discussion

On the mergers and acquisitions front, there has been one deal of considerable significance affecting the portfolio.

On July 1, 2012, Lincare announced it had agreed to be acquired by Linde, a Germany-based provider of industrial and healthcare gases. The purchase offers Linde an opportunity to increase its exposure to the U.S. medical oxygen and respiratory business. From Lincare's standpoint, the $4.6 billion price ($41.50 in cash for each Lincare share) is quite attractive. This is a huge, 60% premium over Lincare's pre-deal price of about $25 per share.

At the time of the announcement we owned about a three percent portfolio position in Lincare that now has risen to nearly 6% at the deal price. We have long been attracted by the stability and steady growth of the market, Lincare's leading share, and its history of superb execution. As an offset, continuing cost pressures on Medicare have led to repeated reimbursement cuts to providers like Lincare. We expect that trend to continue and are pleased to have an opportunity to sell our shares at this attractive price.

5  Estimation based on data from: Centers for Medicare & Medicaid Services, 2010 Medicare Trustees' Annual Report, August 2010; USA Inc., A Basic Summary of America's Financial Statements, February 2011.

The deal is expected to close during the third quarter.

We are pleased to receive reader feedback to shareholder letters at the email address, source@firstpacad.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 30, 2012

We were saddened by the passing of Lawrence J. Sheehan this past June. Mr. Sheehan served as legal counsel to Source Capital at its inception in 1968. He was elected as a director in 1991 and served in that role until his retirement in 2010. His wise counsel and sound reasoning will truly be missed.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of more than 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2012
(Unaudited)

Common Stocks		90.0%
Producer Durable Goods	22.0%
Retailing	17.4%
Business Services & Supplies	17.4%
Healthcare	16.1%
Energy	6.2%
Technology	5.2%
Transportation	4.9%
Entertainment	0.8%
Preferred Stocks		1.2%
Non-Convertible Bonds & Debentures		2.5%
Short-term Investments		5.7%
Other Assets and Liabilities, net		0.6%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2012
(Unaudited)

Shares or Face Amount
NET PURCHASES
Common Stocks
Domino Printing Sciences plc	245,000 shs.
EVS Broadcast Equipment S.A.	64,668 shs.
Halma plc	348,943 shs.
Rotork plc	47,549 shs.
Spirax-Sarco Engineering plc	110,000 shs.
Non-Convertible Security
Stanadyne Corporation — 10% 2014(1)	$3,000,000
NET SALES
Common Stocks
Brady Corporation (Class A)(2)	46,281 shs.
Dolby Laboratories, Inc. (Class A)(2)	134,400 shs.
Non-Convertible Securities
Appleton Papers Inc. — 10.5% 2015(2)	$3,000,000
Deluxe Corporation — 5.125% 2014(2)	$2,000,000
Office Depot, Inc. — 6.25% 2013(2)	$1,044,000
SPX Corporation — 7.625% 2014(2)	$2,000,000
Solo Cup Company — 10.5% 2013(2)	$3,000,000
Stone Energy Corporation — 6.75% 2014(2)	$2,000,000
Tube City IMS Corporation — 9.75% 2015(2)	$1,000,000

(1)  Indicates New Commitment to Portfolio

(2)  Indicates Elimination from Portfolio

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2012
(Unaudited)

COMMON STOCKS	Shares or Face Amount	Value
PRODUCER DURABLE GOODS — 22.0%
Actuant Corporation (Class A)	315,700	$8,574,412
Franklin Electric Co., Inc.	225,600	11,534,928
Graco Inc.	395,800	18,238,464
HNI Corporation	513,733	13,228,625
IDEX Corporation	427,100	16,648,358
Rotork plc	72,200	2,227,810
WABCO Holdings Inc.	383,000	20,272,190
Zebra Technologies Corporation (Class A)*	384,400	13,207,984
		$103,932,771
RETAILING — 17.4%
CarMax, Inc.*	762,200	$19,771,468
L'Occitane International SA	1,875,000	5,160,000
O'Reilly Automotive, Inc.*	425,900	35,677,643
Signet Jewelers Limited	498,200	21,925,782
		$82,534,893
BUSINESS SERVICES & SUPPLIES — 17.4%
Aggreko plc	149,534	$4,852,932
CLARCOR Inc.	252,700	12,170,032
Copart, Inc.*	687,100	16,277,399
Domino Printing Sciences plc	390,000	3,298,620
Halma plc	1,325,000	8,666,692
Manpower Group	216,200	7,923,730
ScanSource, Inc.*	640,263	19,617,658
Spirax-Sarco Engineering plc	300,000	9,332,010
		$82,139,073
HEALTHCARE — 16.1%
bioMérieux SA	79,887	$6,555,024
Bio-Rad Laboratories, Inc. (Class A)*	147,700	14,771,477
Life Technologies Corporation	414,198	18,634,768
Lincare Holdings Inc.	568,600	19,343,772
Sonova Holding AG	53,500	5,151,708
Varian Medical Systems Inc.*	42,000	2,552,340
VCA Antech Inc.*	413,300	9,084,334
		$76,093,423
ENERGY — 6.2%
FMC Technologies, Inc.*	307,800	$12,074,994
Noble Corporation	529,200	17,214,876
		$29,289,870
TECHNOLOGY — 5.2%
EVS Broadcast Equipment S.A.	89,668	$4,215,275
Maxim Integrated Products, Inc.	309,600	7,938,144
Microchip Technology Incorporated	374,951	12,403,379
		$24,556,798
TRANSPORTATION — 4.9%
Heartland Express, Inc.	825,800	$11,817,198
Knight Transportation, Inc.	700,600	11,202,594
		$23,019,792

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

COMMON STOCKS (Continued)	Shares or Face Amount	Value
ENTERTAINMENT — 0.8%
Carnival Corporation (Class A)	110,300	$3,779,981
TOTAL COMMON STOCKS — 90.0% (Cost $286,651,089)		$425,346,601
PREFERRED STOCKS — 1.2%
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,548,000
ProLogis Inc. (Series S)	120,000	3,057,600
TOTAL PREFERRED STOCKS (Cost $5,726,454)		$5,605,600
NON-CONVERTIBLE BONDS AND DEBENTURES — 2.5%
Cenveo, Inc. — 7.875% 2013	$3,000,000	$2,992,500
Helix Energy Solutions Group, Inc. — 9.5% 2016	1,158,000	1,210,110
OMNOVA Solutions Inc. — 7.875% 2018	275,000	270,875
Quality Distribution LLC — 9.875% 2018	3,000,000	3,299,640
Select Medical Holdings Corporation — 7.625% 2015	500,000	503,125
Service Corporation International — 7.375% 2014	1,000,000	1,092,750
Stanadyne Corporation — 10% 2014	3,000,000	2,621,250
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES (Cost $11,530,395)		$11,990,250
TOTAL INVESTMENT SECURITIES — 93.7% (Cost $303,907,938)		$442,942,451
SHORT TERM INVESTMENTS — 5.7%
State Street Bank Repurchase Agreement — 0.01% 07/02/2012 (Collateralized by $6,425,000 Principal Amount U.S. Treasury Notes — 3.125% 2041, Market Value $6,929,420)	$6,792,000	$6,792,004
Federal Home Loan Bank Discount Note — 0.02% 07/09/2012	20,000,000	19,999,911
TOTAL SHORT-TERM INVESTMENTS (Cost $26,791,915)		$26,791,915
TOTAL INVESTMENTS — 99.4% (Cost $330,699,853)		$469,734,366
Other assets and liabilities, net — 0.6%		2,743,356
TOTAL NET ASSETS — 100.0%		$472,477,722

*  Non-income producing securities

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

	June 30, 2012
ASSETS
Investments at value:
Investment securities — at market value (cost $303,907,938) — Note A	$442,942,451
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	26,791,915	$469,734,366
Cash		678
Receivable for:
Investment securities sold	$3,238,750
Accrued interest	267,555
Dividends	67,577	3,573,882
		$473,308,926
LIABILITIES
Payable for:
Investment securities purchased	$502,538
Advisory fees	272,166
Accrued expenses	56,500	831,204
TOTAL NET ASSETS		$472,477,722
SUMMARY OF SHAREHOLDERS' EQUITY
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note B		$8,655,240
Additional Paid-in Capital		320,783,440
Unallocated distributions to common shareholders		4,004,529
Unrealized appreciation of investments		139,034,513
TOTAL NET ASSETS		$472,477,722
Common Stock net asset value per share		$54.59
Common Stock market price per share		$49.11

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2012
(Unaudited)

INVESTMENT INCOME
Income
Dividends		$2,961,309
Interest		846,227
		$3,807,536
Expenses — Note C:
Advisory fees	$1,876,168
Transfer agent fees and expenses	184,733
Reports to shareholders	98,987
Directors' fees and expenses	81,737
Legal and auditing fees	79,496
Taxes, other than federal income tax	53,386
Registration and filing fees	30,000
Custodian fees and expenses	25,114
Other expenses	13,262	2,442,883
Net investment income — Note A		$1,364,653
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(Excluding short-term corporate notes with maturities 60 days or less)	$115,812,752
Cost of investment securities sold	99,626,285
Net realized gain on investments — Notes A and D		$16,186,467
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$139,660,991
Unrealized appreciation at end of period	139,034,513
Decrease in unrealized appreciation of investments		(626,478)
Net realized and unrealized gain on investments		$15,559,989
NET CHANGE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$16,924,642

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2012 (Unaudited)		For the year ended December 31, 2011
CHANGES IN TOTAL NET ASSETS
Operations:
Net investment income	$1,364,653		$1,900,091
Net realized gain on investments — Note A and D	16,186,467		25,090,915
Change in unrealized appreciation of investments	(626,478)		(49,660,126)
Change in total net assets resulting from operations		$16,924,642		$(22,669,120)
Distributions to Preferred shareholders:
From net investment income	$(1,661,936)		$(2,366,679)
From net realized capital gains	(687,984)	(2,349,920)	(2,359,430)	(4,726,109)
Distributions to Common shareholders from net realized capital gains		(12,117,336)		(25,965,720)
Redemption of $2.40 Cumulative Preferred Stock, $3 par value — Note C		(54,153,330)		—
Net change in total net assets		$(51,695,944)		$(53,360,949)
TOTAL NET ASSETS
Beginning of period		524,173,666		577,534,615
End of period		$472,477,722		$524,173,666

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30, 2012		Year ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Common Stock:
Per share operating performance:
Net asset value at beginning of period	$54.30		$60.47	$50.36	$34.61	$64.75	$64.81
Income from investment operations:
Net investment income	$0.16		$0.22	$0.48	$0.25	$0.49	$0.55
Net realized and unrealized gain (loss) on investment securities	1.80		(2.84)	12.58	18.05	(26.58)	3.94
Total from investment operations	$1.96		$(2.62)	$13.06	$18.30	$(26.09)	$4.49
Distributions to Preferred shareholders:
From net investment income	$(0.19)		$(0.28)	$(0.55)	$(0.15)	$(0.53)	$(0.55)
From net realized capital gains	(0.08)		(0.27)	—	(0.40)	(0.02)	—
Distributions to Common shareholders:
From net investment income	—		—	—	—	—	(0.18)
From net realized capital gains	(1.40)		(3.00)	(2.40)	(2.00)	(3.50)	(3.82)
Total distributions	$(1.67)		$(3.55)	$(2.95)	$(2.55)	$(4.05)	$(4.55)
Net asset value at end of period	$54.59		$54.30	$60.47	$50.36	$34.61	$64.75
Per share market price at end of period	$49.11		$46.98	$53.20	$43.04	$28.29	$60.08
Total investment return(1)	7.4%		(6.3)%	30.0%	60.9%	(49.3)%	(5.5)%
Net asset value total return(2)	3.0%		(5.2)%	26.0%	53.0%	(42.8)%	6.1%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$472,478		$524,174	$577,535	$490,043	$353,720	$614,585
Ratios based on average net assets applicable to Common Stock:
Expenses(4)	0.98	%(3)	0.96%	0.98%	1.04%	0.97%	0.91%
Net investment income(4)	0.55	%(3)	0.38%	0.92%	0.60%	0.95%	0.82%
Portfolio turnover rate	11.43	%(3)	17.50%	12.59%	8.65%	19.43%	11.97%
Preferred Stock—NOTE C:
Total shares outstanding(5)	N/A		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(5)	N/A		$266.18	$293.28	$248.85	$179.62	$312.10
Involuntary liquidation preference per share	N/A		$27.50	$27.50	$27.50	$27.50	$27.50
Per share market price at end of period	N/A		$34.71	$34.53	$33.13	$29.70	$32.25
Average market value per share(6)	N/A		$34.60	$34.27	$31.05	$31.49	$32.55

(1)  Based on market price per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Annualized.

(4)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	Six months ended June 30, 2012	2011	2010	2009	2008	2007
Expenses	0.90%	0.87%	0.88%	0.91%	0.87%	0.83%
Net investment income	0.50%	0.34%	0.82%	0.52%	0.84%	0.75%

(5)  Information shown as of the end of the period.

(6)  The average of all month-end market values during each period.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2012
(Unaudited)

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. UNALLOCATED DISTRIBUTIONS—Unallocated distributions represent distributions paid to shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be from paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

4. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

NOTE C—Capital Stock

On May 30, 2012, the Board of Directors of Source Capital, Inc. announced the full redemption of all issued and outstanding shares of its $2.40 Preferred Stock, $3 par value on June 29, 2012 (the "Preferred Stock Redemption Date"). The Preferred Stock was redeemed, pursuant to its terms, at its stated call price of $27.50 per share plus accrued and unpaid dividends to the Preferred Stock Redemption Date. At the time of the announcement there were 1,969,212 shares of Preferred Stock issued and outstanding, resulting in a total redemption amount of $54,153,330.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan during the six months ended June 30, 2012.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the six months ended June 30, 2012, the Company paid aggregate fees of $81,000 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $30,034,973 during the 6 months ended June 30, 2012. Realized gains and losses are based on the specific identification method.

The cost of securities was $304,094,739 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2012, for federal income tax purposes was $141,928,593 and $3,080,881, respectively, resulting in net unrealized appreciation of $138,847,712. As of and during the 6 months ended June 30, 2012, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2008 or by state tax authorities for years ended on or before December 31, 2007.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2012:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$425,346,601	—	—	$425,346,601
Preferred Stocks	5,605,600	—	—	5,605,600
Non-Convertible Bonds & Debentures	—	$11,990,250	—	11,990,250
Short-Term Investments	—	26,791,915	—	26,791,915
Total Investments	$430,952,201	$38,782,165	—	$469,734,366

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 during the six months ended June 30, 2012.

SOURCE CAPITAL, INC.
RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 7, 2012:

With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	6,916,508	137,277
Thomas P. Merrick	6,919,676	137,277
Patrick B. Purcell	6,917,666	137,277
David Rees	6,935,694	137,277
Preferred
Willard H. Altman, Jr.	1,718,816	13,820
Allan M. Rudnick	1,717,752	13,820

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held February 6, 2012, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Company, including the Company's portfolio managers and the senior analyst on their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service, and the reputation of the Company's portfolio managers, Eric Ende and Steven Geist, who have managed the Company since 1996. The Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Company relative to the performance of the Lipper Mid-Cap Core Funds Index and the Russell 2500 Index. They further concluded that the Adviser's continued management of the Company should benefit the Company and its shareholders.

Advisory Fees and Company Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Company's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Company, the extent to which economies of scale with respect to the management of the Company, if any, would be realized, and whether the Company is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the Company and the industry generally and for the Lipper Mid-Cap Core Funds. The Directors noted that the Company's fees and expenses were at the lowest end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Company at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Company and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Company's assets and any economies of scale that may exist. The Independent Directors discussed the fact that the fee structure does not have any additional breakpoints. Many mutual funds have breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Company and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Company's assets, all of which could negatively impact the Adviser. In addition, since the Company is a closed-end fund, and based upon the

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

Company's current operating policies, the ability to raise additional assets is limited. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Company, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included significant investments in analysts who assist with the management of the Company, additions to administrative personnel and systems that enhance the quality of services provided to the Company and the establishment of a full-time Chief Compliance Officer and his assistant.

Conclusions. The Board and the Independent Directors determined that the Company continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Company continues to receive high-quality accounting, administrative, shareholder, and other ancillary services from the Adviser. The Board and the Independent Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Company's expense ratio and the overall profitability of the Adviser are fair and reasonable under the current circumstances. In reaching their conclusions, the Board and the Independent Directors acknowledged that the fees and expenses of the Company are clearly disclosed in the Company's reports to shareholders and in industry research databases, such as those maintained by Lipper and Morningstar, and that the Company's shareholders have ready access to other companies with different strategies, fees, and expenses and can sell their shares at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Company's asset levels, changes in portfolio management personnel, and the cost and quality of the services provided by the Adviser to the Company. On the basis of the foregoing, and without assigning particular weight to any single factor, the Independent Directors determined to approve the continuation of the current advisory agreement for another one-year period through April 30, 2013.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Computershare, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (76)*	Director	Term: 1 Year Time Served: 14 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick - (75)*	Director	Term: 1 Year Time Served: 6 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7

Patrick B. Purcell - (69)*	Director	Term: 1 Year Time Served: 2 Year	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund

David Rees - (88)*	Director	Term: 1 Year Time Served: 44 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Allan M. Rudnick - (71)*	Director	Term: 1 Year Years Served: <1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7

Eric S. Ende - (67)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 27 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (58)	Executive Vice President & Portfolio Manager	Time Served: 16 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (52)	Treasurer	Time Served: 15 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (57)	Secretary	Time Served: 30 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (55)	Chief Compliance Officer	Time Served: 17 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (45)	Assistant Treasurer	Time Served: 6 Years	Vice President and Controller of the Adviser.

Michael P. Gomez - (26)	Assistant Vice President	Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064-1550.

*  Audit and Corporate Responsibility Committee Member

Messrs. Altman, Merrick, Purcell and Rudnick each serve as a member of the audit committee of six open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2012, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2011 was submitted to the NYSE on May 7, 2012.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:  August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 17, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 17, 2012